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                                                                   Exhibit 10.14

CSO.01.SJS.002



January 4, 2001

EarthWatch Incorporated
1900 Pike Road
Longmont, CO 80501

Attention:  Robin K Gunoe Reape                     Phone:  (303) 702-5538
            Contracts and Regulatory
            Compliance Manager

Subject:    Amendment Seven (7) to Contract 9602-0117


     Article 4 Period of Performance is hereby modified to extend the period by one (1) year from 31 December 2000 to 31 December 2001. The total period of performance now is 1 March 1996 to 31 December 2001.

Except as modified herein, the provisions of the original order as heretofore amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date of the last signature below


EARTHWATCH INCORPORATED



By:    /s/ Shawn Thompson                         Date: January 4, 2001
       ------------------
       Shawn Thompson
       Director of Contracts


BALL AEROSPACE & TECHNOLOGIES CORP.
COMMERCIAL SPACE OPERATIONS



By:    /s/ Stephen J. Sorden                      Date: January 4, 2001
       --------------------
       Stephen J. Sorden
       Contracts Manager